UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 23, 2009

CHURCH LOANS AND INVESTMENTS TRUST

(Exact name of registrant as specified in its charter)

Texas	0-8817	75-6030254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5305 W. Interstate 40

Amarillo, Texas 79106

(Address of principal executive offices, including zip code)

(806) 358-3666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 23, 2009, Church Loans and Investments Trust issued a press release announcing plans to undertake a transaction to terminate the registration of its common shares of beneficial interest under the Securities Exchange Act of 1934, as amended.  The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH LOANS AND INVESTMENTS TRUST

By:	/s/ B.R. McMorries
B.R. McMorries Chairman of the Board

Date:  December 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 23, 2009.